UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 28, 2016

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On July 28, 2016, CBL & Associates Properties, Inc. (the "Company") reported its results for the second quarter ended June 30, 2016. The Company's earnings release and supplemental financial and operating information for the second quarter ended June 30, 2016 is attached as Exhibit 99.1. On July 29, 2016, the Company held a conference call to discuss the results for the second quarter ended June 30, 2016. The conference call script is attached as Exhibit 99.2.

The Outlook and Guidance section of the earnings release the Company issued included a reconciliation of expected diluted earnings per common share to expected FFO per diluted, fully converted common share and to expected adjusted FFO per diluted, fully converted common share. The reconciliation inadvertently omitted an adjustment for gains on depreciable property. The reconciliation as previously reported and the corrected reconciliation are as follows:

As previously reported

	Low	High
Expected diluted earnings per common share	$0.88	$0.92
Adjust to fully converted shares from common shares	(0.13)	(0.13)
Expected earnings per diluted, fully converted common share	0.75	0.79
Add: depreciation and amortization	1.57	1.57
Add: Loss on impairment	0.32	0.32
Add: noncontrolling interest in earnings of Operating Partnership	0.13	0.13
Expected FFO per diluted, fully converted common share	2.77	2.81
Adjustment for dispositions of unconsolidated affiliates	(0.43)	(0.43)
Adjustment for litigation settlement and nonrecurring professional fees expense	0.02	0.02
Expected adjusted FFO per diluted, fully converted common share	$2.36	$2.40

As corrected

	Low	High
Expected diluted earnings per common share	$0.91	$0.95
Adjust to fully converted shares from common shares	(0.13)	(0.14)
Expected earnings per diluted, fully converted common share	0.78	0.81
Add: depreciation and amortization	1.57	1.57
Add: Loss on impairment	0.32	0.32
Add: noncontrolling interest in earnings of Operating Partnership	0.13	0.14
Less: Gain on depreciable property	(0.18)	(0.18)
Expected FFO per diluted, fully converted common share	2.62	2.66
Adjustment for dispositions of unconsolidated affiliates	(0.28)	(0.28)
Adjustment for litigation settlement and nonrecurring professional fees expense	0.02	0.02
Expected adjusted FFO per diluted, fully converted common share	$2.36	$2.40

The version of the earnings release included in the attached Exhibit 99.1 contains the corrected reconciliation.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits

Exhibit Number	Description
99.1	Earnings Release dated July 28, 2016 and Supplemental Financial and Operating Information - For the Three Months and Six Months Ended June 30, 2016
99.2	Investor Conference Call Script - Second Quarter Ended June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

Date: July 29, 2016